Exhibit No. 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Annual  Report  of Claire Coast Corporation  (the "Company") on Form 10-K for the year ended September 30, 2008 as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Barry A. Ginsberg,  Chief  Executive  and  Financial  Officer of the  Company,  certify pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Date: December 22, 2008	By:	/s/ Barry A. Ginsberg
Barry A. Ginsberg Chief Executive and Chief Financial Officer

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A signed  original of this  written  statement  required by Section 906 has been provided  to the Company  and  will  be  retained  by the Company and furnished to the Securities and Exchange Commission or its staff upon request.